MML SERIES INVESTMENT FUND
MML Small Cap Growth Equity Fund
Supplement dated February 1, 2019 to the
Prospectus dated May 1, 2018 and the
Summary Prospectus dated May 1, 2018
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately the following information replaces similar information found under the heading Portfolio Managers in the section titled Management (page 68 of the Prospectus):
Kenneth L. Abrams is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001. Mr. Abrams is expected to retire at the end of December 2019.
Effective immediately, the following information replaces similar information for Wellington Management Company LLP (“Wellington Management”) found on page 107 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Kenneth L. Abrams
has served as portfolio manager of the portion of the MML Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986. Mr. Abrams is expected to retire at the end of December 2019.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-18-05
MML SCG-18-01